                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 12, 2002

I.    RECONCILIATION OF COLLECTION ACCOUNT:

        End of Period Collection Account Balance as of Prior Payment Date:                                               480,652.24
        Available Funds:
              Contract Payments due and received in this period                                                        4,683,502.07
              Contract Payments due in prior period(s) and received in this period                                       440,210.38
              Contract Payments received in this period for next period                                                   59,857.48
              Sales, Use and Property Tax, Maintenance, Late Charges                                                      90,820.91
              Prepayment Amounts related to early termination in this period                                             554,428.78
              Servicer Advance                                                                                           924,824.42
              Proceeds received from recoveries on previously Defaulted Contracts                                              0.00
              Transfer from Reserve Account                                                                                5,764.22
              Interest earned on Collection Account                                                                        4,832.47
              Interest earned on Affiliated Account                                                                          906.25
              Proceeds from repurchase of Contracts per Contribution and Servicing
              Agreement Section 5.03                                                                                           0.00
              Amounts paid per Contribution and Servicing Agreement Section 7.01
              (Substituted contract < Predecessor contract)                                                                    0.00
              Amounts paid under insurance policies                                                                            0.00
              Any other amounts                                                                                                0.00

                                                                                                                    ----------------
        Total Available Funds                                                                                          7,245,799.22
        Less: Amounts to be Retained in Collection Account                                                               418,627.25
                                                                                                                    ----------------
        AMOUNT TO BE DISTRIBUTED                                                                                       6,827,171.97
                                                                                                                    ================

        DISTRIBUTION OF FUNDS:
              1.   To Trustee - Fees                                                                                           0.00
              2.   To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                            440,210.38
              3.   To Noteholders (For Servicer Report immediately following the Final
                   Additional Closing Date)

                        a) Class A1 Principal and Interest                                                                     0.00
                        a) Class A2 Principal (distributed after A1 Note matures) and Interest                         4,501,388.65
                        a) Class A3 Principal (distributed after A2 Note matures) and Interest                           419,826.67
                        a) Class A4 Principal (distributed after A3 Note matures) and Interest                           508,746.21
                        b) Class B Principal and Interest                                                                 92,794.60
                        c) Class C Principal and Interest                                                                186,280.73
                        d) Class D Principal and Interest                                                                125,729.14
                        e) Class E Principal and Interest                                                                167,391.05

              4.   To Reserve Account for Requirement per Indenture Agreement Section 3.08                                     0.00
              5.   To Issuer - Residual Principal and Interest and Reserve Account Distribution
                        a) Residual Interest (Provided no Restricting or Amortization Event in effect)                    59,034.70
                        b) Residual Principal (Provided no Restricting or Amortization Event in effect)                  151,905.37
                        c) Reserve Account Distribution (Provided no Restricting or Amortization Event
                           in effect)                                                                                      5,764.22
              6.   To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other
                   Amounts                                                                                                96,559.63
              7.   To Servicer, Servicing Fee and other Servicing Compensations                                           71,540.62
                                                                                                                    ----------------
        TOTAL FUNDS DISTRIBUTED                                                                                        6,827,171.97
                                                                                                                    ================

                                                                                                                    ----------------
        End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event
        Funds (if any)}                                                                                                   418,627.25
                                                                                                                    ================

II.    RESERVE ACCOUNT

Beginning Balance                                                                                                     $4,104,190.93
         - Add Investment Earnings                                                                                         5,764.22
         - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                      0.00
         - Less Distribution to Certificate Account                                                                        5,764.22
                                                                                                                    ----------------
End of period balance                                                                                                 $4,104,190.93
                                                                                                                    ================
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                            $4,104,190.93
                                                                                                                    ================

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 12, 2002

III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                  Pool A                                                                          124,123,055.50
                  Pool B                                                                           43,758,711.18
                                                                                             --------------------
                                                                                                                     167,881,766.68
Class A Overdue Interest, if any                                                                            0.00
Class A Monthly Interest - Pool A                                                                     720,177.42
Class A Monthly Interest - Pool B                                                                     253,893.48

Class A Overdue Principal, if any                                                                           0.00
Class A Monthly Principal - Pool A                                                                  2,922,056.04
Class A Monthly Principal - Pool B                                                                  1,533,834.59
                                                                                             --------------------
                                                                                                                       4,455,890.63
Ending Principal Balance of the Class A Notes
                  Pool A                                                                          121,200,999.46
                  Pool B                                                                           42,224,876.59
                                                                                             --------------------   ----------------
                                                                                                                     163,425,876.05
                                                                                                                    ================

------------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000            Ending Principal
Original Face $240,779,000     Original Face $240,779,000           Balance Factor
$        4.045498              $               18.506143                 67.873808%
------------------------------------------------------------------------------------

IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                  Class A1                                                                                  0.00
                  Class A2                                                                          8,077,766.68
                  Class A3                                                                         74,000,000.00
                  Class A4                                                                         85,804,000.00

                                                                                             --------------------

Class A Monthly Interest                                                                                             167,881,766.68
                  Class A1 (Actual Number Days/360)                                                         0.00
                  Class A2                                                                             45,498.02
                  Class A3                                                                            419,826.67
                  Class A4                                                                            508,746.21

                                                                                             --------------------

Class A Monthly Principal
                  Class A1                                                                                  0.00
                  Class A2                                                                          4,455,890.63
                  Class A3                                                                                  0.00
                  Class A4                                                                                  0.00

                                                                                             --------------------
                                                                                                                       4,455,890.63
Ending Principal Balance of the Class A Notes
                  Class A1                                                                                  0.00
                  Class A2                                                                          3,621,876.05
                  Class A3                                                                         74,000,000.00
                  Class A4                                                                         85,804,000.00

                                                                                             --------------------   ----------------
                                                                                                                     163,425,876.05
                                                                                                                    ================

Class A2
------------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000            Ending Principal
Original Face $41,000,000      Original Face $41,000,000            Balance Factor
$        1.109708              $              108.680259                  8.833844%
------------------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 12, 2002

V.   CLASS B NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class B Notes
                            Pool A                                                                  2,115,605.94
                            Pool B                                                                    745,827.59
                                                                                             --------------------
                                                                                                                       2,861,433.53

        Class B Overdue Interest, if any                                                                    0.00
        Class B Monthly Interest - Pool A                                                              12,452.10
        Class B Monthly Interest - Pool B                                                               4,389.82
        Class B Overdue Principal, if any                                                                   0.00
        Class B Monthly Principal - Pool A                                                             49,807.77
        Class B Monthly Principal - Pool B                                                             26,144.91
                                                                                             --------------------
                                                                                                                          75,952.68
        Ending Principal Balance of the Class B Notes
                            Pool A                                                                  2,065,798.17
                            Pool B                                                                    719,682.68
                                                                                             --------------------   ----------------
                                                                                                                       2,785,480.85
                                                                                                                    ================

----------------------------------------------------------------------------
Interest Paid Per $1,000   Principal Paid Per $1,000       Ending Principal
Original Face $4,104,000   Original Face $4,104,000        Balance Factor
$          4.103782        $             18.506988               67.872340%
----------------------------------------------------------------------------

VI.   CLASS C NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class C Notes
                            Pool A                                                                  4,231,211.88
                            Pool B                                                                  1,491,655.18
                                                                                             --------------------
                                                                                                                       5,722,867.06

        Class C Overdue Interest, if any                                                                    0.00
        Class C Monthly Interest - Pool A                                                              25,415.48
        Class C Monthly Interest - Pool B                                                               8,959.88
        Class C Overdue Principal, if any                                                                   0.00
        Class C Monthly Principal - Pool A                                                             99,615.55
        Class C Monthly Principal - Pool B                                                             52,289.82
                                                                                             --------------------
                                                                                                                         151,905.37
        Ending Principal Balance of the Class C Notes
                            Pool A                                                                  4,131,596.33
                            Pool B                                                                  1,439,365.36
                                                                                             --------------------   ----------------
                                                                                                                       5,570,961.69
                                                                                                                    ================

----------------------------------------------------------------------------
Interest Paid Per $1,000   Principal Paid Per $1,000       Ending Principal
Original Face $8,208,000   Original Face $8,208,000        Balance Factor
$          4.188031        $             18.506990               67.872340%
----------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 12, 2002

VII.   CLASS D NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class D Notes
                            Pool A                                                                  2,820,807.91
                            Pool B                                                                    994,436.79
                                                                                             --------------------
                                                                                                                       3,815,244.70

        Class D Overdue Interest, if any                                                                    0.00
        Class D Monthly Interest - Pool A                                                              18,083.73
        Class D Monthly Interest - Pool B                                                               6,375.17
        Class D Overdue Principal, if any                                                                   0.00
        Class D Monthly Principal - Pool A                                                             66,410.36
        Class D Monthly Principal - Pool B                                                             34,859.88
                                                                                             --------------------
                                                                                                                         101,270.24
        Ending Principal Balance of the Class D Notes
                            Pool A                                                                  2,754,397.55
                            Pool B                                                                    959,576.91
                                                                                             --------------------   ----------------
                                                                                                                       3,713,974.46
                                                                                                                    ================

----------------------------------------------------------------------------
Interest Paid Per $1,000   Principal Paid Per $1,000       Ending Principal
Original Face $5,472,000   Original Face $5,472,000        Balance Factor
$          4.469828        $             18.506988               67.872340%
----------------------------------------------------------------------------

VIII.   CLASS E NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class E Notes
                            Pool A                                                                  3,526,009.89
                            Pool B                                                                  1,243,045.98
                                                                                             --------------------
                                                                                                                       4,769,055.87

        Class E Overdue Interest, if any                                                                    0.00
        Class E Monthly Interest - Pool A                                                              30,167.95
        Class E Monthly Interest - Pool B                                                              10,635.29
        Class E Overdue Principal, if any                                                                   0.00
        Class E Monthly Principal - Pool A                                                             83,012.96
        Class E Monthly Principal - Pool B                                                             43,574.85
                                                                                             --------------------
                                                                                                                         126,587.81
        Ending Principal Balance of the Class E Notes
                            Pool A                                                                  3,442,996.93
                            Pool B                                                                  1,199,471.13
                                                                                             --------------------   ----------------
                                                                                                                       4,642,468.06
                                                                                                                    ================

----------------------------------------------------------------------------
Interest Paid Per $1,000   Principal Paid Per $1,000       Ending Principal
Original Face $6,840,000   Original Face $6,840,000        Balance Factor
$          5.965386        $             18.506990               67.872340%
----------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 12, 2002

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

        Beginning Residual Principal Balance
                            Pool A                                                                  4,232,391.82
                            Pool B                                                                  1,492,204.14
                                                                                             --------------------
                                                                                                                       5,724,595.96

        Residual Interest - Pool A                                                                     44,518.71
        Residual Interest - Pool B                                                                     14,515.99
        Residual Principal - Pool A                                                                    99,615.55
        Residual Principal - Pool B                                                                    52,289.82
                                                                                             --------------------
                                                                                                                         151,905.37
        Ending Residual Principal Balance
                            Pool A                                                                  4,132,776.27
                            Pool B                                                                  1,439,914.32
                                                                                             --------------------   ----------------
                                                                                                                       5,572,690.59
                                                                                                                    ================

X.   PAYMENT TO SERVICER

         - Collection period Servicer Fee                                                                                 71,540.62
         - Servicer Advances reimbursement                                                                               440,210.38
         - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                                96,559.63
                                                                                                                    ----------------
        Total amounts due to Servicer                                                                                    608,310.63
                                                                                                                    ================

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 12, 2002

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
          Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
             beginning of the related Collection Period                                                              141,049,082.94

          Aggregate Discounted Contract Balance of Additional Contracts acquired during
             Collection Period                                                                                                 0.00

          Decline in Aggregate Discounted Contract Balance                                                             3,320,518.23

          Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                          ----------------
             ending of the related Collection Period                                                                 137,728,564.71
                                                                                                                    ================

          Components of Decline in Aggregate Discounted Contract Balance:
              - Principal portion of Contract Payments  and Servicer Advances                       2,772,372.82

              - Principal portion of Prepayment Amounts                                               548,145.41

              - Principal portion of Contracts repurchased under Indenture Agreement
                     Section 4.02                                                                           0.00

              - Aggregate Discounted Contract Balance of Contracts that have become
                     Defaulted Contracts during the Collection Period                                       0.00

              - Aggregate Discounted Contract Balance of Substitute Contracts added during
                     Collection Period                                                                      0.00

              - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                     during Collection Period                                                               0.00

                                                                                             --------------------
                                  Total Decline in Aggregate Discounted Contract Balance            3,320,518.23
                                                                                             ====================

POOL B
          Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
             beginning of the related Collection Period                                                               49,725,880.84

          Aggregate Discounted Contract Balance of Additional Contracts acquired during
             Collection Period                                                                                                 0.00

          Decline in Aggregate Discounted Contract Balance                                                             1,742,993.85

          Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                          ----------------
             ending of the related Collection Period                                                                  47,982,886.99
                                                                                                                    ================

          Components of Decline in Aggregate Discounted Contract Balance:
              - Principal portion of Contract Payments and Servicer Advances                        1,740,227.13

              - Principal portion of Prepayment Amounts                                                 2,766.72

              - Principal portion of Contracts repurchased under Indenture Agreement
                     Section 4.02                                                                           0.00

              - Aggregate Discounted Contract Balance of Contracts that have become
                     Defaulted Contracts during the Collection Period                                       0.00

              - Aggregate Discounted Contract Balance of Substitute Contracts added during
                     Collection Period                                                                      0.00

              - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                     during Collection Period                                                               0.00

                                                                                             --------------------
                                  Total Decline in Aggregate Discounted Contract Balance            1,742,993.85
                                                                                             ====================

                                                                                                                    ----------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                    185,711,451.70
                                                                                                                    ================

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 12, 2002

XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

        POOL A                                                                                                   Predecessor
                                                                         Discounted            Predecessor       Discounted
        Lease #        Lessee Name                                       Present Value         Lease #           Present Value
        --------------------------------------------------------         -----------------     -------------     -------------------
                       NONE

                                                                         -----------------                       -------------------
                                                         Totals:                     $0.00                                    $0.00

        a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                              $0.00
        b) ADCB OF POOL A AT CLOSING DATE                                                                           $186,735,373.96
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                       0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                                        $0.00
b) Total discounted Contract Balance of Substitute Receivables                                         $0.00
c) If (a) > (b), amount to be deposited in Collection Account
   per Contribution & Servicing Agreement Section 7.02                                                 $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION
  PERIOD                                                                                       YES               NO     X
                                                                                               ----------        --------

        POOL B                                                                                                   Predecessor
                                                                         Discounted            Predecessor       Discounted
        Lease #        Lessee Name                                       Present Value         Lease #           Present Value
        --------------------------------------------------------         -----------------     -------------     -------------------
                       NONE

                                                                         -----------------                       -------------------
                                                         Totals:                    $0.00                                     $0.00

          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                            $0.00
          b) ADCB OF POOL B AT CLOSING DATE                                                                          $86,877,354.94
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS
             RATING AGENCY APPROVES)                                                                                           0.00%

        * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED
          (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A
          BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                       $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                        $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                                                $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION
  PERIOD                                                                                       YES               NO     X
                                                                                               ----------        --------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 12, 2002

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

          POOL A - NON-PERFORMING                                                                                Predecessor
                                                                         Discounted            Predecessor       Discounted
          Lease #    Lessee Name                                         Present Value         Lease #           Present Value
          ------------------------------------------------------         -----------------     -------------     -------------------
          1528-004   U.S. Neurological, Inc.                                  $194,560.17          2042-202             $981,403.44
          2826-001   Newark Health Imaging, L.L.C.                            $789,368.50
          2875-008   MRI of River North, INC. et al                           $735,842.45          2314-004             $707,303.41
          2709-202   Symmorphix, Inc.                                         $390,173.53          2041-201             $526,898.39
          2712-201   Matric Semiconductor, Inc.                               $123,333.71          2041-202              $87,853.47
          2712-202   Matric Semiconductor, Inc.                               $102,100.09
          3323-001   Open MRI Ohio I Ventures L.L.C.                        $1,018,210.69          2659-001             $567,212.03
                     Cash                                                     $116,213.37          2660-001             $567,212.03

                                                                         -----------------                       -------------------
                                                         Totals:            $3,469,802.51                             $3,437,882.77

          a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING
             CONTRACTS                                                                                                 3,437,882.77
          b) ADCB OF POOL A AT CLOSING DATE                                                                         $186,735,373.96
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                     1.84%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                       $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                        $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                                                $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION
  PERIOD                                                                                       YES               NO     X
                                                                                               ----------        --------

          POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                          Predecessor
                                                                         Discounted            Predecessor       Discounted
          Lease #    Lessee Name                                         Present Value         Lease #           Present Value
          ------------------------------------------------------         -----------------     -------------     -------------------
          3313-001   Open MRI Missouri Ventures, LLC                        $1,103,064.69          1004-501              $60,739.26
          3313-003   Open MRI Missouri Ventures, LLC                        $1,035,735.31          1004-502              $60,739.26
          3309-002   Open MRI Illinois Ventures, LLC                          $998,471.79          2786-001           $3,010,223.86

                                                                         -----------------                       -------------------
                                                         Totals:            $3,137,271.79                             $3,131,702.38

          a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS
             SUBSTITUTED                                                                                              $3,131,702.38
          b) ADCB OF POOL B AT CLOSING DATE                                                                          $86,877,354.94
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                    3.60%

         * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED
           (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR
           A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                       $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                        $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                                                $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION
  PERIOD                                                                                       YES               NO     X
                                                                                               ----------        --------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 12, 2002

XV.    POOL PERFORMANCE MEASUREMENTS

1.     AGGREGATE DISCOUNTED CONTRACT BALANCE

          CONTRACTS DELINQUENT > 90 DAYS                       TOTAL OUTSTANDING CONTRACTS
          This Month                          1,846,001.41     This Month                     185,711,451.70
          1 Month Prior                       1,578,280.34     1 Month Prior                  190,774,963.78
          2 Months Prior                      1,293,548.30     2 Months Prior                 195,502,690.78

          Total                               4,717,830.05     Total                          571,989,106.26

          a) 3 MONTH AVERAGE                  1,572,610.02     b) 3 MONTH AVERAGE             190,663,035.42

          c) a/b                                     0.82%

2.        Does a Delinquency Condition Exist (1c > 6% )?
                                                                                                 Yes               No        X
                                                                                                     --------------     -----------

3.        Restricting Event Check

          A. A Delinquency Condition exists for current period?                                  Yes               No       X
                                                                                                     --------------     -----------
          B. An Indenture Event of Default has occurred and is then continuing?                  Yes               No       X
                                                                                                     --------------     -----------

4.        Has a Servicer Event of Default occurred?                                              Yes               No       X
                                                                                                     --------------     -----------

5.        Amortization Event Check

          A. Is 1c  > 8% ?                                                                       Yes               No       X
                                                                                                     --------------     -----------
          B. Bankruptcy, insolvency, reorganization; default/violation
               of any covenant or obligation not remedied within 90 days?                        Yes               No       X
                                                                                                     --------------     -----------
          C. As of any Determination date, the sum of all defaulted
               contracts since the Closing date exceeds 6% of the ADCB on the Closing Date?      Yes               No       X
                                                                                                     --------------     -----------

6.        Aggregate Discounted Contract Balance at Closing Date                              Balance $273,612,728.90
                                                                                                     ---------------

          DELINQUENT LEASE SUMMARY

                    Days Past Due          Current Pool Balance             # Leases
                    -------------          --------------------             --------
                          31 - 60                  2,552,730.26                   28
                          61 - 90                  2,905,574.63                    9
                         91 - 180                  1,846,001.41                   21

          Approved By:
          Matthew E. Goldenberg
          Vice President
          Structured Finance and Securitization